United states

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest reported) October 22, 2013

aurora gold coporation
(Exact name of registrant as specified in its chapter)

Delaware (State or other jurisdiction of incorporation)	000-24393 (Commission File Number)	13-3945947 (I.R.S. Employer Identification No.)
c/o Coresco AG, Level 3, Gotthardstrasse 20, Zug, Switzerland (Address of principal executive offices)		6304 (Zip Code)

Registrant’s telephone number, including area code 41-7887-96966

n/a
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Form 8-K	Aurora Gold Corporation	Page 2

Information to be included in report

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On October 10, 2013, Ross M. Doyle resigned as a director of Aurora, which the remaining four directors accepted and which resulted in one vacancy on the board of directors. Mr. Doyle’s resignation was not due to, and was not caused by, in whole or in part, any disagreement with Aurora, whether related to Aurora’s operations, policies, practices, or otherwise. Mr. Doyle will continue to act as the Chief Financial Officer of Aurora.

Also, on October 10, 2013, Gorden Glenn consented to and was appointed as an additional director of Aurora by the board of directors.

Gorden Glenn (49 years old) has been a director of Aurora since September 25, 2013.  For the past 2 years Mr. Glenn has been a corporate director and is currently the Interim President and CEO of Auriga Gold Corporation.

Mr. Glenn intends to devote approximately 20% of his business time to the affairs of Aurora.

Mr. Glenn is a director of the following reporting reporting issuers; Entrée Gold Corporation (ETG-TSXV), Auriga Gold Corp (AIA-TSXV), Source Exploration Limited (SOP-TSXV) and Geodex Exploration (GXM-TSXV).

There is no family relationship among the directors or officers of Aurora

During the last two years, there has been no transaction or proposed transaction that Aurora was or is a party to in which Mr. Glenn had or is to have a direct or indirect material interest.

There is no employment agreement between Mr. Gorden Glenn and Aurora at this time.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Effective October 22, 2013, Aurora effected a consolidation of its issued and outstanding shares of common stock on a one-for -five basis (the “Reverse Split”), without decreasing its authorized capital, but increasing the par value from $0.001 per share to $0.005 per share. Accordingly, Aurora’s issued and outstanding shares were decreased from 249,144,706 shares of common stock to approximately 49,828,942 shares of common stock (not accounting for fractional share interests being rounded up to the next whole number).

The Reverse Split was approved on July 24, 2013 by shareholders of Aurora owning approximately 57.4% of the outstanding voting shares of common stock.

A copy of Aurora’s file-stamped Certificate of Amendment is attached to this report as an exhibit. See Exhibit 3.1.4 – Certificate of Amendment for more details.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit	Description

3.1.4	Certificate of Amendment to the Certificate of Incorporation changing the par value of the shares of common stock to $0.005 per share.

Form 8-K	Aurora Gold Corporation	Page 3

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, Aurora Gold Corporation has caused this report to be signed on its behalf by the undersigned duly authorized person.

aurora gold corporation

Dated: October 22, 2013	By:	/s/ Lars Pearl
Lars Pearl – President, CEO, and Director